QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

To the Board of Directors of Boise Cascade Company (formerly Boise Cascade Holdings, L.L.C.):

        We consent to the use of our report dated March 31, 2005, with respect to the consolidated financial statements of Boise Land & Timber Holdings Corp. included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Boise, Idaho
June 20, 2005

Consent of Independent Registered Public Accounting Firm

To the Board of Directors of Boise Cascade Company (formerly Boise Cascade Holdings, L.L.C.):

        We consent to the use of our report dated March 29, 2005, with respect to the financial statements of Boise Timberlands included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Boise, Idaho
June 20, 2005

Consent of Independent Registered Public Accounting Firm

To the Board of Directors of Boise Cascade Company (formerly Boise Cascade Holdings, L.L.C.):

        We consent to the use of our report dated March 29, 2005, with respect to the financial statements of Boise Forest Products Operations included herein and to the reference to our firm under the heading "Experts" in the prospectus.

        Our report with respect to the financial statements of Boise Forest Products Operations contains an explanatory paragraph that describes the adoption in 2003 of the Financial Accounting Standards Board's Statement of Financial Accounting Standards (SFAS) No. 143, "Accounting for Asset Retirement Obligations"; and SFAS No. 148, "Accounting for Stock-Based Compensation—Transition and Disclosure."

/s/ KPMG LLP

Boise, Idaho
June 20, 2005

Consent of Independent Registered Public Accounting Firm

To the Board of Directors of Boise Cascade Company (formerly Boise Cascade Holdings, L.L.C.):

        We consent to the use of our report dated March 31, 2005, except as to Notes 20 and 21 to the consolidated financial statements, as to which the date is June 9, 2005, with respect to the consolidated financial statements of Boise Cascade Holdings, L.L.C. included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Boise, Idaho
June 20, 2005

QuickLinks

  Exhibit 23.1